Principal Funds, Inc.

Supplement dated April 3, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR REAL ESTATE SECURITIES FUND

In the Average Annual Total Returns table, delete the Class A Return rows, and replace with the following:

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Class A Return Before Taxes	(9.87)%	7.17%	11.41%
Class A Return After Taxes on Distributions	(10.85)%	5.94%	10.11%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(5.47)%	5.34%	9.06%